                                                                     EXHIBIT 4.1



   COMMON STOCK                                                COMMON STOCK
     NUMBER               MONARCH DENTAL CORPORATION              SHARES
C


                                                             SEE REVERSE FOR
                                                         STATEMENTS RELATING TO
                                                        RIGHTS, PREFERENCES AND
                                                           PRIVILEGES, IF ANY



                            INCORPORATED UNDER THE          CUSIP 609044 10 2
                        LAWS OF THE STATE OF DELAWARE




THIS CERTIFIES THAT



is the record holder of


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                              $.01 PAR VALUE, OF


                          MONARCH DENTAL CORPORATION


transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation, all as in effect from time to time. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers of the Corporation.

                                         Dated:


        /s/ WARREN F. MELAMED            COUNTERSIGNED AND REGISTERED:
        PRESIDENT                          CHASEMELLON SHAREHOLDER
                                             SERVICES, L.L.C.
                                               TRANSFER AGENT AND REGISTRAR


                  [MONARCH DENTAL CORPORATION CORPORATE SEAL]



        /S/ STEVEN G. PETERSON           BY
        SECRETARY                                      AUTHORIZED SIGNATURE


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                          MONARCH DENTAL CORPORATION


    The Corporation is authorized to issue more than one class of stock. The Corporation will furnish without charge to each stockholder who so requests a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


 TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
 TEN ENT - as tenants by the                            ------         --------
           entireties                                   (Cust)          (Minor)
 JT TEN -  as joint tenants with                        under Uniform Gifts to
           right of survivorship                        Minors
           and not as tenants                           Act
           in common                                       ------------------
                                                              (State)

                                     UNIF TRF MIN ACT  -      Custodian
                                                             (until age        )
                                                        ------         --------
                                                        (Cust)
                                                                under Uniform
                                                                Transfers
                                                        --------
                                                        (Minor)
                                                        to Minors Act
                                                                     ----------
                                                                       (State)

   Additional abbreviations may also be used though not in the above list.


        FOR VALUE RECEIVED,         hereby sell, assign and transfer unto
                            --------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]

  ----------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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                                                                        Shares
  ----------------------------------------------------------------------
  of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
  --------------------------------------------------------------------
  to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

  Dated
       ---------------------------------
                                 X
                                   -------------------------------------------

                                 X
                                   -------------------------------------------
                                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME(S) AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT
                                           OR ANY CHANGE WHATEVER.

  Signature(s) Guaranteed



BY
   --------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.